                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                              HeadHunter.NET, Inc.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (4) Date Filed:

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


                              [HEADHUNTER.NET LOGO]




May 7, 2001




To our Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of HeadHunter.NET, Inc., which will be held at the offices of Alston & Bird LLP One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia, on June 21, 2001, 10 a.m. local time.

         The principal business of the meeting will be to: (i) elect two directors, for a term of three years; (ii) to consider approval of an amendment to the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under awards granted under the plan from 4,000,000 to 4,400,000; (iii) to consider ratification of the selection of Arthur Andersen LLP as HeadHunter.NET's independent auditors to serve for the fiscal year ending December 31, 2001; and (iv) to transact such other business as may properly come before the meeting. During the meeting, we also will review the results of the past year and report on significant developments that have occurred during the first quarter of 2001.

         The proxy statement provides detailed information about HeadHunter.NET and the proposals to be voted upon by the HeadHunter.NET shareholders. Please give this information your careful attention.

         Your vote is very important regardless of the number of shares you own. To vote your shares, you may use the enclosed proxy card or attend the annual meeting of shareholders in person.


                                   Sincerely,

                                   /s/ Robert M. Montgomery

                                   Robert M. Montgomery
                                   Chief Executive Officer

                              HEADHUNTER.NET, INC.
                          333 RESEARCH COURT, SUITE 200
                             NORCROSS, GEORGIA 30092

               ---------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 21, 2001

               ---------------------------------------------------

To the shareholders of HeadHunter.NET:

         Notice is hereby given that the annual meeting of the shareholders of HeadHunter.NET will be held at 10 a.m. local time, on June 21, 2001, at the offices of Alston & Bird LLP at One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia for the following purposes:

       (1) To elect two directors in Class III to serve until the 2004 annual meeting of shareholders;

       (2) To approve an amendment to the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under awards granted under the plan from 4,000,000 to 4,400,000;

       (3) To ratify the selection of Arthur Andersen LLP as HeadHunter.NET's independent auditors to serve for the fiscal year ending December 31, 2001; and

       (4) To transact such other business as may properly come before the meeting or any adjournments of the meeting.

         Each of the foregoing proposals is more fully described in the proxy statement, which HeadHunter.NET urges you to read carefully. All holders of record of shares of HeadHunter.NET, Inc. common stock at the close of business day on April 26, 2001 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

         YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO ENSURE THAT YOU ARE REPRESENTED AT THE ANNUAL MEETING, YOU SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. ANY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED FOR APPROVAL OF PROPOSALS 1-4 ABOVE. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ W. Craig Stamm

                                 W. Craig Stamm
                                 Chief Financial Officer and Assistant Secretary

May 7, 2001
Norcross, Georgia

                             [HEADHUNTER.NET LOGO]

                      -------------------------------------
                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2001
                      -------------------------------------


                                  INTRODUCTION

         This Proxy Statement is furnished to the shareholders of HeadHunter.NET, Inc., a Georgia corporation (the "Company"), in connection with the solicitation of proxies by the Company's board of directors from holders of the outstanding shares of common stock of the Company for use at the Annual Meeting of Shareholders of the Company to be held on June 21, 2001 at 10 a.m., local time, at the offices of Alston & Bird LLP at One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia, and at any adjournments or postponements thereof (the "Annual Meeting").

         The Annual Meeting will be held for the following purposes:

       (1) to elect two directors in Class III to serve until the 2004 annual meeting of shareholders;

       (2) to approve an amendment to the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan to increase the number of shares of common stock available for issuance under awards granted under the plan from 4,000,000 to 4,400,000;

       (3) to ratify the selection of Arthur Andersen LLP as HeadHunter.NET's independent auditors to serve for the fiscal year ending December 31, 2001; and

       (4) to transact such other business as may properly come before the meeting or any adjournments of the meeting.

         The Company's mailing address and the location of its principal executive offices is 333 Research Court, Suite 200, Norcross, Georgia 30092. This Proxy Statement and the accompanying proxy card will first be mailed to the Company's shareholders on or about May 7, 2001.

SHAREHOLDERS ENTITLED TO VOTE

         Only shareholders of record of the Company at the close of business on April 26, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 20,387,817 shares of the Company's common stock issued and outstanding and approximately 145 holders of record of HeadHunter.NET common stock.

QUORUM AND VOTING REQUIREMENTS

         The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast on a matter at the Annual Meeting will constitute a quorum to conduct business at the Annual Meeting. Shareholders of the Company will be entitled to one vote for each share held.

         The election of the directors will require the affirmative vote of a plurality of the votes cast at the Annual Meeting, provided a quorum is present. With respect to the election of the directors, shareholders may: (1) vote "for" the director nominee; (2) "withhold" authority to vote for the nominees; or (3) withhold authority to vote for any individual nominee but vote for the other nominee. In the election of the directors, votes to withhold authority and broker non-votes (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), both of which are considered present at the Annual Meeting and counted for purposes of establishing a quorum, will have no effect on the election of the directors.

         The amendment of the Company's 1998 Long-Term Incentive Plan will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the amendment of the Company's 1998 Long-Term Incentive Plan, shareholders may: (1) vote "for" approval; (2) vote "against" approval; or (3) "abstain" from voting on the proposal. Abstentions and broker non-votes will have no effect on the approval of the amendment of the Company's 1998 Long-Term Incentive Plan.

         The ratification of the appointment of Arthur Andersen LLP as independent auditors will require that votes cast in favor of the proposal exceed the votes cast against the proposal, provided a quorum is present. With respect to the approval of the auditors, shareholders may: (1) vote "for" approval; (2) vote "against" approval; or (3) "abstain" from voting on the proposal. Abstentions and broker non-votes will have no effect on the ratification of the auditors.

PROXIES

         If the enclosed proxy card is executed and returned (and not revoked) prior to the Annual Meeting, the shares of common stock represented thereby will be voted as specified by the shareholder or shareholders granting the proxy. However, if the proxy card is executed and returned (and not revoked) prior to the Annual Meeting and no voting instructions are specified, the shares of common stock represented thereby will be voted (1) FOR the election of the nominees for director listed in this Proxy Statement, (2) FOR approval of the amendment of the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan, (3) FOR the ratification of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and (4) if the Company did not have notice on or before May 6, 2001 of any matters properly brought before the Annual Meeting, in the sole discretion of the proxies as to such matters.

         The submission of a signed proxy will not affect a shareholder's right to attend and to vote in person at the Annual Meeting. A shareholder who executes a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either a written revocation or an executed proxy bearing a later date, or by attending and voting in person at the Annual Meeting.

                      -------------------------------------

                 The date of this proxy statement is May 7, 2001

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's board of directors has nominated each of William H. Scott, III and Burton B. Goldstein, Jr. for election as a Class III director to hold office until the Company's 2004 annual meeting of shareholders and until his successor has been elected and qualified.

         The Company's board of directors believes that the nominees will be available and able to serve as director. It is anticipated that management shareholders of the Company will grant authority to vote for the election of the nominees.

         As of the date of this Proxy Statement, the Company's board of directors consists of six directors divided into three classes, with two directors in each of Classes I, II and III. The terms of Messrs. Scott and Goldstein expire at the Annual Meeting. Mr. Goldstein agreed to be reclassified from a Class I director to a Class III director effective upon the resignation of Bernard S. Hodes, which was effective as of May 1, 2001. In connection with Mr. Hodes' resignation, the Company's board of directors reduced the size of the board effective as of May 1, 2001 to six directors. The terms of the Class I and Class II directors expire at the Company's annual meetings of shareholders in 2002 and 2003, respectively. Generally, directors hold office until the Company's annual meeting of shareholders in the year in which the term of their Class expires and until their successors have been duly elected and qualified. However, if the directors appoint individuals to fill vacancies on the board of directors, such appointed directors serve until the Company's next annual meeting of shareholders.

     THE HEADHUNTER.NET BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NOMINEES. THE AFFIRMATIVE VOTE OF A PLURALITY
     OF THE VOTES CAST AT THE ANNUAL MEETING AT WHICH A QUORUM IS PRESENT IS
                   REQUIRED FOR THE ELECTION OF THE NOMINEES.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

         The following table sets forth the names of the nominees for director and the directors continuing in office, their ages, the year in which each was first elected as a director, their position(s) with the Company, their principal occupations and employers for at least the last five years, and any other directorships held by them in certain other companies. For information concerning directors' ownership of common stock, see "Beneficial Owners of More Than Five Percent of the Company's Common Stock; Shares Held by Directors and Executive Officers" below. For information concerning membership on committees of the board of directors, see "Meetings of the Board of Directors and Committees" below. For information regarding the Company's executive officers and key employees, see "Executive Officers and Key Employees of the Company" below.

                        NOMINEE TO THE BOARD OF DIRECTORS

                   CLASS III - TERM EXPIRING AT ANNUAL MEETING

                                                        POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
                                                         DURING AT LEAST THE PAST FIVE YEARS, AND OTHER
NAME AND YEAR FIRST ELECTED DIRECTOR            AGE                     DIRECTORSHIPS
------------------------------------            ---                     -------------
William H. Scott, III, 1997                     53     William H. Scott, III has served as a director of
                                                       HeadHunter.NET since October 1997 and became Chairman of the board of directors in July 1998.  Since December 1991, Mr.
                                                       Scott has served as President of ITC Holding Company, Inc., a diversified telecommunications and technology holding company and a principal shareholder of HeadHunter.NET, and has served on its board of directors since May 1989.  Mr. Scott serves as a director of Powertel, Inc., a wireless
                                                       telecommunications services company; KNOLOGY Holdings, Inc., a broadband telecommunications services provider;
                                                       ITC(DELTA)DeltaCom, Inc., a regional telecommunications
                                                       services provider and Innotrac Corporation, a provider of
                                                       customized


                                                       technology-based marketing and support services.

Burton B. Goldstein, Jr., 1998                  53     Burton B. Goldstein, Jr. has served as a director of
                                                       HeadHunter.NET since July 1998.  Mr. Goldstein is currently a venture partner with Mellon Ventures, a venture capital arm of Mellon Bank.  Mr. Goldstein co-founded Information
                                                       America, Inc., an online information services company in
                                                       1982, and served as its President from November 1982 to June
                                                       1998. From 1996 until June 1998, Mr. Goldstein served on the executive committee of West Group, a division of The Thomson
                                                       Corporation, an information and publishing company.  Mr.
                                                       Goldstein serves as a director of Wire Access and Noviant and a Board adviser at eMusic and Investor Force.

(1) Effective as of May 1, 2001, Mr. Goldstein has agreed to be reclassified from a Class I director to a Class III director.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                 CLASS I - TERM EXPIRING AT ANNUAL MEETING 2002

                                                        POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
                                                         DURING AT LEAST THE PAST FIVE YEARS, AND OTHER
NAME AND YEAR FIRST ELECTED DIRECTOR            AGE                     DIRECTORSHIPS
------------------------------------            ---                     -------------
Robert M. Montgomery, 1998                      43     Robert M. Montgomery has served as a director of
                                                       HeadHunter.NET since January 1998 and its Chief Executive
                                                       Officer since March 1999.  From January 1999 to April 2001,
                                                       Mr. Montgomery served as HeadHunter.NET's President.  Since
                                                       1992, Mr. Montgomery has served as a Vice President of ITC
                                                       Holding Company, Inc. In 1991, Mr. Montgomery founded
                                                       InterCall, Inc., a teleconferencing company and a wholly
                                                       owned subsidiary of ITC Holding Company, Inc., and served as its President and Chief Executive Officer until April 1999.
                                                       From 1993 to April 1999, Mr. Montgomery served as Chairman of the Board and a director of InterCall's United Kingdom
                                                       division. From 1986 to 1991, Mr. Montgomery served in various capacities with Telecom USA (which was purchased by MCI
                                                       Communications Corp.), including President of the Conference
                                                       Calling Division.

Michael G. Misikoff, 1999                       48     Michael G. Misikoff has served as a director of
                                                       HeadHunter.NET since May 1999. Since February 1999, Mr.
                                                       Misikoff has also served as a consultant to HeadHunter.NET.
                                                       From January 1995 to February 1999, Mr. Misikoff served as
                                                       Vice President, Chief Financial Officer, Secretary, Treasurer
                                                       and a director of Mindspring Enterprises, Inc. From January
                                                       1992 to December 1994, Mr. Misikoff was the acting Chief
                                                       Financial Officer and a director of InterCall, Inc.

                 CLASS II - TERM EXPIRING AT ANNUAL MEETING 2003

                                                        POSITIONS WITH THE COMPANY, PRINCIPAL OCCUPATIONS
                                                         DURING AT LEAST THE PAST FIVE YEARS, AND OTHER
NAME AND YEAR FIRST ELECTED DIRECTOR            AGE                     DIRECTORSHIPS
------------------------------------            ---                     -------------
J. Douglas Cox, 1997                            50     J. Douglas Cox has served as a director of HeadHunter.NET
                                                       since October 1997.  From September 1997 to September 1999,
                                                       Mr. Cox served as Senior Vice President -- Corporate
                                                       Development of ITC Holding Company, Inc.  From March 1987 to
                                                       September 1997 he served as Chief Financial Officer and Vice
                                                       President (Finance) of ITC Holding Company, Inc. and several of its subsidiaries.  From 1980 to 1987, Mr. Cox was a
                                                       partner in the accounting firm of Cox & Rumsey, Certified
                                                       Public Accountants.  From 1972 to 1979, Mr. Cox was employed by Arthur Andersen & Co., specializing in regulated
                                                       industries.


Kimberley E. Thompson, 1999                     43     Kimberley E. Thompson has served as a director of
                                                       HeadHunter.NET and its Secretary since May 1999. Since
                                                       September 1997, Ms. Thompson has served as Senior Vice
                                                       President, General Counsel and Secretary of ITC Holding
                                                       Company, Inc. and from June 1996 to September 1997, she
                                                       served as its Vice President, General Counsel and Secretary.
                                                       From 1989 to 1996, Ms. Thompson was a partner with Hogan &
                                                       Hartson LLP, a Washington D.C. law firm.


MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

         Board of Directors. The property, affairs and business of the Company are under the general management of its board of directors as provided by the laws of Georgia and the bylaws of the Company. The Company has standing audit and compensation committees of the board of directors and does not have a nominating committee.

         Audit Committee. The members of the audit committee are Michael G. Misikoff, J. Douglas Cox and Burton B. Goldstein, Jr. The audit committee is primarily responsible for: monitoring the integrity of the Company's financial reporting process and the system of internal controls regarding finance, accounting and legal compliance; monitoring the independence and performance of the Company's independent auditors; providing an avenue of communication among the independent auditors, management and the Board of Directors; and for reviewing areas of potential significant financial risk to the company. The audit committee was formed in May 2000 and held one meeting during 2000.

         Compensation Committee. As of April 30, 2001, the members of the compensation committee were Bernard S. Hodes, William H. Scott, III and Burton
B. Goldstein, Jr. Mr. Hodes has resigned as a director effective as of May 1, 2001. As a result, effective as of such date, Mr. Hodes will no longer be a member of the compensation committee and the compensation committee will have a vacancy. The Company's board of directors will evaluate whether to fill such vacancy or reduce the size of the compensation committee. The compensation committee reviews and recommends to the board of directors all compensation and benefit arrangements of the Company's executive officers and also administers its incentive and stock option plans. The Compensation Committee held six meetings during 2000.

         During 2000, the Company's board of directors met nine times. Each director, during the period such person was a director, attended at least 75% of the aggregate number of meetings of the board of directors and the committees of the board of directors of which such person was a member.

               EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

The executive officers and key employees of HeadHunter.NET as of the date of this Proxy Statement and certain information about them are set forth below. If an executive officer or key employee of the Company is also a director of the Company, such person's information is set forth above.

NAME                                              AGE          POSITION
----                                              ---  ---------------------------
W. Craig Stamm..............................      35   Chief Financial Officer and Assistant Secretary
Judith G. Hackett...........................      41   Senior Vice President - Marketing
Matthew W. Ferguson.........................      34   Vice President - Business Development
James V. Dale...............................      40   Chief Technology Officer
Ronald T. Self..............................      44   President and Chief Operating Officer

         W. Craig Stamm has served as the Company's Chief Financial Officer since December 2000 and served as Vice President of Corporate Development from October 1999 until December 2000. Before joining HeadHunter.NET, Mr. Stamm was a director of the Leveraged Finance Group at SG Cowen from 1997 to 1999. From 1995 to 1997 Mr. Stamm was a Vice President of Creditanstalt Corporate Finance Corporation. He also was a Senior Associate with Citicorp Leveraged Capital in New York City, with responsibility for leveraged buyouts, recapitalizations, and restructurings from 1991 to 1995. Mr. Stamm is also a member of the AtlantaTechnology Angels (ATA), an investment group affiliated with the Atlanta Technology Development Center that focuses on early-stage technology ventures.

         Judith G. Hackett has served as the Company's Senior Vice President -- Marketing since May 1998. From 1995 to 1998, Ms. Hackett was the Senior Vice President -- Advertising and Marketing with TBS Superstation, Inc., a national cable network. From 1994 to 1995, Ms. Hackett was General Marketing Manager and Creative Director of a CBS affiliate television station, WOIO in Cleveland, and from 1988 to 1994 she served as its Creative Services Director while it was part of the FOX broadcasting network.

         Matthew W. Ferguson has served as the Company's Vice President of Business Development since June 2000. Before joining HeadHunter.NET, Mr. Ferguson worked for DigitalWork.com, an online "Do-it-Yourself" business agency, negotiating strategic partnerships from 1998 to 2000. In 1995, Mr. Ferguson founded Woodington Management, a real estate investment company, and was employed there until 1998. In 1996, Mr. Ferguson founded Merg, Inc., a waste management company, and sold the company in 1998. From 1992 to 1994, Mr. Ferguson was a practicing attorney with Baker & McKenzie.

         James V. Dale has served as the Company's Chief Technology Officer since December 2000. Before working at HeadHunter.NET, he held several positions with GE Information Services where he worked from December 1994 to December 2000. His most recent post with GE Information Services was as General Manager in their Ireland office, where he worked to integrate the acquisition of Office Integrated Solutions, an eProcurement solutions provider. Prior to joining GE Information Services, Mr. Dale spent 13 years at American Software, Inc. in Research and Development, Technical Services, and Project Management.

         Ronald T. Self joined HeadHunter.NET in April 2001 as the President and Chief Operating Officer. From January 2000 until April 2001, Mr. Self worked at COMSYS Information Technology Services as the Company's Executive Vice President and Chief Operating Officer. From 1990 until 2000, Mr. Self worked for Norrell Corporation (later Spherion through a merger) where he held various positions including Senior Vice President of Sales and Marketing, Senior Vice President of Metro Markets, and Vice President and General Manager of the Central Division. Prior to joining Norrell, Mr. Self spent 11 years working for Procter & Gamble, Pepsi-Cola and Coca-Cola USA in various field sales, marketing, national accounts, and general management positions of increasing levels of responsibility.

   BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK;
                 SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

FIVE PERCENT OWNERS

    Except as set forth below, the Company knows of no single person or group that is the beneficial owner of more than 5% of common stock. Such information is provided as of April 26, 2001.

                                           Shares Beneficially
Name and address of beneficial owner             Owned                  Ownership Percentage
------------------------------------             -----                  --------------------
Omnicom Group Inc.
437 Madison Avenue
New York, NY 10022                            4,928,500 (1)                   24.2%

ITC Holding Company, Inc.
3300 20th Avenue
Valley, Alabama 36854                         5,524,000 (2)                   27.1%

Warren L. Bare
c/o InJesus.com
2385 Satellite Boulevard                       1,292,500                       6.3%
Duluth, Georgia 30096

Capital Guardian Trust Company(3)
11100 Santa Monica Boulevard
Los Angeles, California 90025                  1,264,500                       6.2%

(1) Includes 4,827,400 shares held by Bernard Hodes Group Inc., and 101,100 shares held by Omnicom Finance, Inc., both subsidiaries of Omnicom Group Inc.

(2) Includes 416,667 shares of common stock subject to a warrant held by ITC Service Company, a wholly owned subsidiary, exercisable within 60 days and 24,000 shares of common stock subject to options originally granted to Mr. Scott and Ms. Thompson as directors of HeadHunter.NET, the benefits of which have been assigned to ITC and which are exercisable within 60 days.

(3) The numbers reported were derived from a Schedule 13G executed by Capital Guardian Trust Company and filed with the Securities and Exchange Commission on February 12, 2001.

DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the amount of common stock beneficially owned by the Company's directors and executive officers named in the Summary Compensation Table and all of the Company's directors and executive officers as a group. Such information is provided as of April 26, 2001.

                    Name                     Shares Beneficially Owned    Percent of Class
                    ----                     -------------------------    ----------------
 William H. Scott, III                                16,200(1)                  *
 Robert M. Montgomery                                453,333(2)                 2.2%
 Burton B. Goldstein, Jr.                             46,100(3)                  *
 Bernard S. Hodes                                  5,124,600(4)                25.1%
 J. Douglas Cox                                       16,000(5)                  *
 Michael G. Misikoff                                  33,000(6)                  *
 W. Craig Stamm                                       75,000(7)                  *
 Judith G. Hackett                                    70,000(8)                  *
 Kimberley E. Thompson                                12,000(9)                  *
 Mark W. Partin                                     121,000(10)                  *
 Jay M. Myer                                        106,000(11)                  *
 All current directors and executive
 officers
 as a group (11 persons).....................     5,842,933(12)                28.3%

------------------
* Less than 1%

(1) Includes 12,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001, 300 shares held by Mr. Scott's spouse, and 900 shares held by Mr. Scott's children.
(2) Includes 100,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(3) Includes 12,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001, 7,000 shares held in Mr. Goldstein's IRA and 600 shares held by Mr. Goldstein's children.

(4) Includes 4,827,400 shares beneficially owned by Bernard Hodes Group Inc., with respect to which Mr. Hodes, as an executive officer of Bernard Hodes Group Inc., may be deemed to be the beneficial owner. Mr. Hodes disclaims beneficial ownership of all such shares. Effective as of May 1, 2001, Mr. Hodes has resigned as a member of the Company's board of directors.
(5) Includes 12,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(6) Includes 12,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(7) Includes 75,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(8) Includes 40,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(9) Includes 12,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(10) Includes 101,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(11) Includes 100,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.
(12) Includes 275,000 shares of common stock subject to options exercisable within 60 days of April 26, 2001.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to any person who has served as Chief Executive Officer during 2000 and to our four most highly compensated executive officers (our "named executive officers") for services rendered to us during the year ended December 31, 2000. Except as set forth in the table below, no other executive officer's salary and bonus exceeded $100,000 during the year ended December 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                     ANNUAL COMPENSATION                  SECURITIES
                                        --------------------------------------------      UNDERLYING         ALL OTHER
     NAME AND PRINCIPAL POSITION             YEAR          SALARY($)      BONUS($)        OPTIONS(#)        COMPENSATION($)
------------------------------------    --------------  -------------- -------------- -----------------  ------------------
Robert M. Montgomery ...............         2000          228,000         70,000           400,000                210
 Chief Executive Officer                     1999           72,917         25,000           200,000              3,399

W. Craig Stamm (1) .................         2000          150,000         59,565            50,000                210
  Chief Financial Officer and                1999           30,769             --            75,000                 --
  Assistant Secretary

Judith G. Hackett...................         2000          155,000         75,628           100,000                250
  Senior Vice President - Marketing          1999          125,000         53,421            10,000              1,125

Mark W. Partin (2)..................         2000          150,000         40,341            11,000                210
  Chief Financial Officer and                1999           61,195         42,841           100,000                 --
  Assistant Secretary

Jay M. Myer (3).....................         2000          165,000         80,831           125,000                210
  Senior Vice President - Corporate          1999            7,243             --           100,000                 --
  Sales and Marketing


-----------------


(1) Mr. Stamm has served as the Company's Chief Financial Officer and Assistant Secretary since December 2000. He was Vice President of Corporate Development from December 1999 until December 2000.

(2) Mr. Partin served as the Company's Chief Financial Officer and Assistant Secretary from May 1999 until December 2000.

(3) Mr. Myer served as the Company's Senior Vice President of Corporate Sales and Marketing from December 1999 until February 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                     PERCENT OF
                                        TOTAL                                                      POTENTIAL REALIZABLE
                                      NUMBER OF       OPTIONS                                      VALUE RATES OF STOCK
                                     SECURITIES      GRANTED TO      EXERCISE                      PRICE APPRECIATION
                                     UNDERLYING       EMPLOYEES      OR BASE                        FOR OPTIONS TERMS
                                      OPTIONS         IN FISCAL       PRICE      EXPIRATION       ----------------------
    NAME                             GRANTED(#)        YEAR          ($/SH)        DATE            5%($)         10%($)
    ----                          -------------     -----------     ---------   -----------       ---------     --------
    Robert M. Montgomery......        200,000           7.8%          7.94        7/19/10          936,285      2,339,124
    Mark W. Partin............         1,000             *           14.38        1/27/10            7,928         19,527
    Mark W. Partin............        50,376            2.0%          7.94        7/19/10          235,831        589,179
    Mark W. Partin............        49,624            1.9%          7.94        7/19/10          232,311        580,383
    W. Craig Stamm............        50,000            1.9%          7.94        7/19/10          234,071        584,781
    Judith G. Hackett.........        50,376            2.0%          7.94        7/19/10          235,831        589,179
    Judith G. Hackett.........        49,624            1.9%          7.94        7/19/10          232,311        580,383
    Jay M. Myer...............        50,376            2.0%          7.94        7/19/10          235,831        589,179
    Jay M. Myer...............        74,624            2.9%          7.94        7/19/10          349,347        872,774

------------------
*  Less than 1%

         The above table sets forth summary information concerning individual grants of stock options made during the year ended December 31, 2000 to each of the named executive officers. The Company granted all options at the market value on the date of grant as determined by its board of directors. Amounts reported in the "Potential Realizable Value Rates of Stock Price Appreciation for Options Terms" columns represent hypothetical amounts that may be realized on exercise of options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation of our common stock over the term of the options. These numbers are calculated based on rules promulgated by the SEC and do not reflect an estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercises and the future performance of the Company's common stock. HeadHunter.NET cannot assure you that it can achieve the rates of appreciation assumed in this table or that the individuals in this table will receive the amounts reflected.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                                     NUMBER OF
                                                                                     SECURITIES
                                                                                     UNDERLYING               VALUE OF
                                                                                    UNEXERCISED          UNEXERCISED IN-THE-
                                                                                 OPTIONS AT FY-END        MONEY OPTIONS AT
                                        SHARES                                          (#)                  FY-END ($)
                                     ACQUIRED ON                                    EXERCISABLE/            EXERCISABLE/
               NAME                    EXERCISE          VALUE REALIZED ($)        UNEXERCISABLE            UNEXERCISABLE
               ----                    --------          ------------------        -------------            -------------
    Robert M. Montgomery               100,000                1,308,333          100,000 / 367,267               0/0
    Judith G. Hackett                   20,000                 134,500            40,000 / 125,600            124,900/0

DIRECTOR COMPENSATION

         HeadHunter.NET's bylaws allow its board of directors to determine from time to time the compensation that directors may receive for their services as directors. Through December 2000, directors of the Company were paid $500 for physical attendance at board meetings and $200 for attendance via telephone at board meetings in addition to being reimbursed for travel to and from the meetings.

         Beginning January 2001 HeadHunter.NET's board members are no longer paid cash for participating in board meetings, except for expense reimbursement. They now receive an annual grant of options to purchase HeadHunter.NET stock valued at $25,000 at the date of the grant for each year that they are a member of the board.

Board members who are also a member of a committee receive an additional annual grant of options to purchase HeadHunter.NET stock valued at $5,000 on the date of the grant. These options have a vesting period of one year.

         Concurrently with their respective elections to the board of directors, Messrs. Scott, Montgomery, Cox, Goldstein, Hodes, and Misikoff, and Ms. Thompson were granted options to purchase 10,000 shares of common stock at per share exercise prices of $0.40, $0.40, $0.40, $1.40, $7.94, $2.00, and $2.00,
respectively. Directors are eligible to receive additional options and awards under the HeadHunter.NET, Inc 1998 Long-Term Incentive Plan.

EMPLOYMENT AGREEMENTS

         The Company's board of directors and the compensation committee periodically review such salaries and bonuses and, from time to time, elect to increase an officer's salary or bonus based on individual performance and the Company's overall performance. The Company does not have any employment contracts or compensatory plans or arrangements with its named executive officers.

                          COMPARATIVE STOCK PERFORMANCE

         The following graph shows a comparison of cumulative total stockholder returns for HeadHunter.NET's common stock, the Nasdaq Stock Market Index for U.S. Companies, and the Media General Internet Information Providers Index (the "Peer Group Index") as a peer group comparison. The graph assumes the investment of $100 on August 19, 1999, the date of HeadHunter.NET's initial public offering, to December 31, 2000. The data regarding HeadHunter.NET assumes an investment at $10.188 per share, the closing price on the day of our initial public offering. The Peer Group Index is composed of companies that provide Internet navigation and reference guide information for World Wide Web and that publish, provide or present proprietary, advertising and/or third party content. HeadHunter.NET is included in the calculation of the returns of the Peer Group Index.


                     COMPARATIVE STOCK PERFORMANCE CHART(1)


-----------------------------------------------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURN                     8/19/99     9/99       12/99      3/00       6/00       9/00       12/00
-----------------------------------------------------------------------------------------------------------------------
HEADHUNTER.NET, INC.                        100.00     123.70     123.32     177.31      99.39      46.02      69.94

NASDAQ STOCK MARKET (U.S.)                  100.00     104.86     154.08     173.96     151.25     139.17      93.17

PEER GROUP INDEX                            100.00     132.74     287.48     287.11     257.83     282.00     192.41

-----------------------------------------------------------------------------------------------------------------------

--------------------------

(1) Assumes $100 invested on 8/19/99 in our common stock, the NASDAQ Stock Market or Peer Group Index - including reinvestment of dividends.

         The foregoing performance graph and table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The compensation committee of the board of directors has prepared the following report on HeadHunter.NET's policies with respect to the compensation of executive officers for the fiscal year ended December 31, 2000. The compensation committee is charged with making decisions with respect to the compensation of HeadHunter.NET's executive officers and administering HeadHunter.NET's stock option plans. No member of the compensation committee is an employee of HeadHunter.NET or its subsidiaries.

COMPENSATION POLICIES TOWARD EXECUTIVE OFFICERS

         The compensation policies of HeadHunter.NET are designed to attract, motivate and retain experienced and qualified executives, to increase the overall performance of HeadHunter.NET, to increase shareholder value and to increase the performance of individual executives.

         The compensation committee seeks to provide competitive salaries based upon individual performance together with annual cash bonuses awarded based on HeadHunter.NET's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels. In addition, it is the policy of HeadHunter.NET to grant stock options to executives upon their commencement of employment with HeadHunter.NET and annually thereafter in order to strengthen the alliance of interest between such executives and HeadHunter.NET's shareholders and to give executives the opportunity to reach the top compensation levels of the competitive market depending on HeadHunter.NET's performance, as reflected in the market price of HeadHunter.NET common stock.

         The following describes in more specific terms the elements of compensation that implement the compensation committee's compensation policies, with specific reference to compensation reported for 2000.

         Base Salaries. Base salaries of executives are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at peer public companies in HeadHunter.NET's geographic region. Base salaries for executive officers are reviewed annually by the compensation committee based upon, among other things, individual performance and responsibilities.

         Annual salary adjustments are recommended by the Chief Executive Officer by evaluating the performance of each executive officer after considering new responsibilities and the previous year's performance. The compensation committee performs the same review of the performance of the Chief Executive Officer. Individual performance ratings take into account such factors as achievement of specific goals that are driven by HeadHunter.NET's strategic plan and attainment of specific individual objectives. The factors affecting base salary levels are not assigned specific weights.

         Bonuses. HeadHunter.NET's annual bonuses to its executive officers are based on both corporate and individual performance, as measured by reference to factors that reflect objective performance criteria over which management generally has the ability to exert some degree of control. These corporate performance factors consist of revenue and earnings targets established in HeadHunter.NET's annual budget. Bonuses for 2000, which were paid in 2001, are based upon the achievement of such financial and operating factors.

         Stock Options. A third component of executive officers' compensation consists of awards under the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan, pursuant to which HeadHunter.NET grants executive officers and other key employees options to purchase shares of common stock.

         The compensation committee grants stock options to HeadHunter.NET's executives in order to align their interests with the interests of the shareholders. Stock options are considered by the compensation committee to be an effective long-term incentive because the executives' gains are linked to increases in the value of HeadHunter.NET common stock, which in turn provides shareholder gains. The compensation committee generally grants options to new executive officers and other key employees upon their commencement of employment with HeadHunter.NET and annually thereafter. The options generally are granted at an exercise price equal to the closing market price of the HeadHunter.NET common stock at the date of the grant. Options granted to executive officers in 2000 typically vest over a period of four years following the date of grant. The maximum option term is ten years. Employees who held options with a grant date previous to April 2000 received immediate vesting of all of those options in conjunction with the CareerMosaic merger. The full benefit of the options is realized upon appreciation of the stock price in future periods, thus providing an incentive to create value for HeadHunter.NET's shareholders through appreciation of stock price. Management of HeadHunter.NET believes that stock options have been helpful in attracting and retaining skilled executive personnel.

         Stock option grants made to executive officers in 2000 reflect significant individual contributions relating to HeadHunter.NET's operations and implementation of HeadHunter.NET's development and growth programs. Certain newly hired executive officers also received stock option grants at the time of their employment with HeadHunter.NET. During 2000, HeadHunter.NET granted stock options to purchase an aggregate of 2,474,500 shares of common stock to approximately 220 employees, including options to purchase an aggregate of 375,000 shares of common stock to HeadHunter.NET's five most highly compensated executive officers at December 31, 2000. The per share option exercise prices of options granted to employees during 2000 ranged from $6.00 to $14.38, which generally equaled the fair market value of a share of HeadHunter.NET common stock on the respective dates of grant.

         Employee Stock Purchase Plan. HeadHunter.NET adopted an Employee Stock Purchase Plan under which any employee of HeadHunter.NET, including executive officers, may purchase shares of HeadHunter.NET's common stock at certain discounts.

         Other. HeadHunter.NET adopted a contributory retirement plan, referred to as the "401(k) plan." Employees become eligible to participate in the plan on the first day of the quarter following two months of employment with HeadHunter.NET. The 401(k) plan provides that each participant may contribute up to 15% of the participant's salary, but not to exceed the annual statutory limit. In 2000, HeadHunter.NET made matching contributions to each participant's account equal to 50% of the first 6% of such participant's annual contribution by salary and/or bonus deferral to the 401(k) plan.

CHIEF EXECUTIVE OFFICER COMPENSATION

         The executive compensation policy described above is applied in setting Mr. Montgomery's compensation. Mr. Montgomery generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation also consists of annual base salary, annual bonus and long-term equity-linked compensation. The compensation committee's general approach in establishing Mr. Montgomery's compensation is to be competitive with peer companies, but to have a large percentage of his target compensation based upon the long-term performance of HeadHunter.NET, as reflected in part in the market price of the common stock.

         Mr. Montgomery's compensation for the year ended December 31, 2000 included $300,000 in base salary and a $70,000 cash bonus. Mr. Montgomery's salary and bonus payments for 2000 were based on, among other factors, HeadHunter.NET's performance and the 1999 compensation of chief executive officers of comparable companies, although his compensation was not linked to any particular group of these companies. Mr. Montgomery was also granted options to purchase 200,000 shares of common stock in 2000 under HeadHunter.NET's 1998 Long-Term Incentive Plan.

COMPENSATION DEDUCTIBILITY POLICY

         Under Section 162(m) of the Internal Revenue Code, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of HeadHunter.NET's five most highly compensated executive officers in any one calendar year. The compensation committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to HeadHunter.NET's executive officers.

                                             Respectfully submitted,

                                             William H. Scott, III
                                             Burton B. Goldstein, Jr.
                                             Bernard S. Hodes

     The foregoing Report of the compensation committee on executive compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

                          REPORT OF THE AUDIT COMMITTEE

         The following report of the audit committee does not constitute "soliciting material" and should not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.

         The audit committee oversees the Company's financial reporting process on behalf of the board of directors. The audit committee operates under a written charter adopted by the board of directors on May 19, 2000, which is included as Annex B to this Proxy Statement. This report reviews the actions taken by the audit committee with regard to the Company's financial reporting process during 2000 and particularly with regard to the Company's audited consolidated financial statements as of December 31, 2000 and 1999 and for the three years in the period ended December 31, 2000.

         The audit committee is composed of two independent directors, as that term is defined by the National Association of Securities Dealers, Inc. The third member, J. Douglas Cox, is not independent under the rules of the National Association Securities Dealers because he was employed by ITC Holding Company, Inc., an affiliate of the Company, within the past three years. Mr. Cox ceased to work for ITC Holding Company is September 1999. The rules of the National Association of Securities Dealers permit the Company to appoint one non-independent director to the audit committee if the Company's board of directors, under exceptional and limited circumstances, determines that membership on the audit committee by a non-independent director is in the best interests of the Company and its shareholders. The Company's board of directors believes that Mr. Cox's extensive background in financial, business and accounting matters allow him to provide valuable advice to the audit committee. In addition, the Company's board of directors believes that Mr. Cox's former employment with ITC holding Company will not impair his judgment as a member of the audit committee. Therefore, the board of directors determined that Mr. Cox's service on the audit committee is in the best interests of the Company and its shareholders.

         The Company's management has the primary responsibility for the Company's financial statements and reporting process, including the systems of internal controls. The Company's outside auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The committee's responsibility is to monitor and oversee these processes and to recommend annually to the board of directors the accountants to serve as the Company's outside auditors for the coming year.

         The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee's charter. To carry out its responsibilities, the audit committee met one time during 2000.

         In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements to be included in the Company's Annual Report on Form 10-K for 2000, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The audit committee also reviewed with the Company's outside auditors, Arthur Andersen LLP, their judgments as to the quality (rather than just the acceptability) of the Company's accounting principles and such other matters as are required to be discussed with the audit committee under Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the audit committee discussed with Arthur Andersen LLP its independence from management and the Company, including the matters in the written disclosures received from Arthur Andersen LLP that are required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The audit committee also considered whether the provision of services during 2000 by Arthur Andersen LLP that were unrelated to their audit of the financial statements referred to above and to their reviews of the Company's interim financial statements during 2000 is compatible with maintaining Arthur Andersen's independence.

         Additionally, the audit committee discussed with the Company's internal and outside auditors the overall scope and plan for their respective audits. The audit committee met with the internal and outside auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2000 for filing with the Securities and Exchange Commission. The audit committee also recommended to the board that the Company retain Arthur Andersen LLP as the Company's outside auditors for 2001.


                                          Michael G. Misikoff, Chairman
                                          J. Douglas Cox, Member
                                          Burton B. Goldstein, Jr., Member

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         HeadHunter.NET believes that all of the following transactions were made on terms no less favorable to it than could have been obtained from unaffiliated third parties. All future transactions, including loans, between HeadHunter.NET and its officers, directors, principal shareholders and their affiliates will be approved by a majority, but not fewer than two, of its disinterested directors, and will continue to be on terms no less favorable to HeadHunter.NET than could be obtained from unaffiliated third parties.

         On July 19, 2000, in conjunction with the Career Mosaic merger, HeadHunter.NET entered into a credit agreement with Omnicom Finance, Inc., a wholly owned subsidiary of Omnicom Group Inc., pursuant to which Omnicom Finance made available to HeadHunter.NET a revolving line of credit of up to $10.0 million. On February 27, 2001, HeadHunter. NET and Omnicom Finance amended the credit agreement to, among other things, extend the maturity date to June 30, 2004. Principal amounts outstanding under the amended credit facility bear interest at a fixed rate of 6.65% until March 31, 2002. Beginning April 1, 2002 the rate will be based on the 30-day commercial paper rate plus 110 basis points. HeadHunter.NET paid $213,594 to Omnicom Finance in 2000 for interest accrued-to-date. Subsequently, in the first quarter of 2001 HeadHunter.NET prepaid interest on the credit facility through March 2002 by issuing 101,100 shares of HeadHunter.NET common stock. As if April 26, 2001, there was $10.0 million outstanding under the line of credit.

         On July 19, 2000, in conjunction with the Career Mosaic merger, HeadHunter.NET entered into a service agreement with Bernard Hodes Group Inc., a wholly owned subsidiary of Omnicom Group Inc. The agreement entitled Bernard Hodes Group to sell all HeadHunter.NET services and to receive a more favorable discount than is generally offered to other advertising agencies that do business with HeadHunter.NET. From the date of the merger until September 30, 2000 the discount was fixed at 40%. Beginning October 2000, the discount is based on a sliding scale that is directly tied to the total dollars that Bernard Hodes Group sells. The discount rate is recalculated quarterly based on sales for the prior quarter.

         In January 2000 HeadHunter.NET entered into a contract with ITC Service Company to purchase a 1% equity interest in two airplanes; a Beech Jet and a King Air. During 2000, HeadHunter.NET paid $102,769 toward the purchase of the interest. Subsequently, in 2001 the Beech Jet was traded in for a Lear Jet and HeadHunter.NET purchased a 1% interest in that airplane for an additional $37,050. This equity interest makes the airplanes available to the Company's executives on a limited basis. The Company was billed $27,239 for its portion of operating expenses related to the planes for 2000.

         A director of ITC Holding Company, a substantial shareholder of the Company, owns a substantial interest in an insurance company through which the Company obtains certain insurance coverage. Insurance expense paid to that company for the year ended December 31, 2000 was $290,849.

         The Company utilizes InterCall for internal conference calls. InterCall is related to ITC through common ownership and Mr. Montgomery was InterCall's Chief Executive Officer until April 19, 1999. Telephone conferencing expenses with InterCall were $68,140 for the year ended December 31, 2000.

         Beginning in January 1998, the Company entered into an agreement with ITCDeltaCom, Inc. ("ITCDeltaCom") to serve as the Company's Internet service provider and host of the Company's web site. ITCDeltaCom is related to ITC through both common ownership and board membership. Internet access and long-distance telephone charges totaled $149,286 for the year ended December 31, 2000.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Prior to establishing the compensation committee in July 1998, HeadHunter.NET's board of directors determined executive compensation. As of the date of this Proxy Statement, Mr. Goldstein and Mr. Scott serve on HeadHunter.NET's compensation committee. Except for Mr. Scott, none of the Company's executive officers currently serve as a member of the compensation committee or as a director of any entity of which any of our directors serve as an executive officer. Mr. Scott is a director of ITC for which Ms. Thompson is an executive officer.

                                   PROPOSAL 2

                        APPROVAL OF THE AMENDMENT TO THE
               HEADHUNTER.NET, INC. 1998 LONG-TERM INCENTIVE PLAN

         On July 15, 1998, HeadHunter.NET's board of directors adopted the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan and on July 16, 1998 its shareholders approved this plan. HeadHunter.NET amended the plan in April 1999 to increase the number of shares available for issuance under the plan and the shareholders approved such amendment to the plan in April 1999. In June 2000, HeadHunter.NET's board of directors adopted another amendment to the plan to further increase the number of shares available for issuance under the plan and the shareholders approved such amendment to the plan in July 2000.

         As of April 26, 2001, there were 931,950 shares remaining available for awards under the plan. As of April 26, 2001, there were approximately 361 people eligible to participate in the plan and 343 persons holding outstanding options to purchase shares of common stock. On April 11, 2001, our board of directors recommended an additional amendment to the plan, subject to the approval of the shareholders, to increase the number of shares available for awards under the plan to 4,400,000, an increase of 400,000 shares. The Company believes that the proposed increase in shares is needed to provide it with the ability to continue to attract and retain highly qualified employees, officers, directors and consultants.

         A summary of the plan, as proposed to be amended, is set forth below. The summary is qualified in its entirety by the full text of the plan, a copy of which is attached as Annex A to this proxy statement.

         The purpose of the plan is to promote the Company's success by linking the personal interests of its employees, officers, non-employee directors and consultants to those of its shareholders, and by providing participants with an incentive for outstanding performance.

         The plan authorizes the granting of awards in form of:

         (1) options to purchase shares of common stock, which may be incentive stock options or non-qualified stock options;

         (2)      stock appreciation rights;

         (3)      performance shares;

         (4)      restricted stock awards;

         (5)      dividend equivalents; or

         (6)      other stock-based awards.

         Not more than 10% of the shares authorized under the plan may be granted as awards of either restricted stock or unrestricted stock awards. The maximum number of shares of common stock with respect to one or more options and/or stock appreciation rights that may be granted during any one calendar year under the plan to any one person is 1,000,000. The maximum fair market value of any awards, other than options and stock appreciation rights, which may be received by a participant, less any consideration paid by the participant for such award, during any one calendar year under the plan is $5,000,000.

         The compensation committee of the Company's board of directors administers the plan. The committee has the authority to:

         (1)      designate participants;

         (2) determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof;

         (3) establish, adopt or revise any rules and regulations as it may deem advisable to administer the plan; and

         (4) make all other decisions and determinations that may be required under the plan.

         Stock Options. The committee is authorized under the plan to grant options, which may be incentive stock options or non-qualified stock options. All options will be evidenced by a written award agreement between us and the participant, which will include any provisions specified by the committee. The terms of an incentive stock option must meet the requirements of Section 422 of the Internal Revenue Code.

         Stock Appreciation Rights. The committee may also grant stock appreciation rights. Upon the exercise of a stock appreciation right, the holder has the right to receive the excess, if any, of the fair market value of one share of common stock on the date of exercise, over the grant price of the stock appreciation right as determined by the committee, which will not be less than the fair market value of one share of common stock on the date of grant. All awards of stock appreciation rights will be evidenced by an award agreement, reflecting the terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of the stock appreciation right, as determined by the committee at the time of grant.

         Performance Shares. The committee may grant performance shares to participants on such terms and conditions as may be selected by the committee. The committee will have the complete discretion to determine the number of performance shares granted to each participant and to set performance goals and other terms or conditions to payment of the performance shares in its discretion which, depending on the extent to which they are met, will determine the number and value of performance shares that will be paid to the participant.

         Restricted Stock Awards. The committee may make awards of restricted stock to participants, which will be subject to such restrictions on transferability and other restrictions as the committee may impose including, without limitation, limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock.

         Dividend Equivalents. The committee is authorized to grant dividend equivalents to participants subject to such terms and conditions as may be selected by the committee. Dividend equivalents entitle the participant to receive payments equal to dividends with respect to all or a portion of the number of shares of common stock subject to an award.

         Other Stock-Based Awards. The committee may, subject to limitations under applicable law, grant such other awards that are payable in or valued relative to shares of common stock as deemed by the committee to be consistent with the purposes of the plan, including without limitation, shares common stock awarded purely as a bonus and not subject to any restrictions or conditions. The committee will determine the terms and conditions of any such awards.

         Performance Goals. The committee may determine that any award will be determined solely on the basis of:

         (1) HeadHunter.NET's achievement, or the achievement of its parent or subsidiary, of a specified target return, or target growth in return, on equity or assets,

         (2) HeadHunter.NET's stock price, or the stock price of any parent or subsidiary of HeadHunter.NET,

         (3) the achievement by a business unit of HeadHunter.NET or its parent or subsidiary, of a specified target, or target growth in, net income or earnings per share, or

         (4)      any combination of the above.

         If an award is made on such basis, the committee must establish goals prior to the beginning of the period for which such performance goal relates, or such later date as may be permitted under applicable tax regulations, and the committee may for any reason reduce, but not increase, any award, notwithstanding the achievement of a specified goal. Any payment of an award granted with performance goals will be conditioned on the written certification of the committee in each case that the performance goals and any other material conditions were satisfied.

         Limitations on Transfer; Beneficiaries. No award under the plan is assignable or transferable other than by will or the laws of descent and distribution or, except in the case of an incentive stock option, pursuant to a qualified domestic relations order. However, the committee may permit other transfers if it deems appropriate.

         Acceleration of Vesting. In accordance with the terms of the plan, all options under the plan outstanding prior to April 15, 2000 became fully vested and immediately exercisable upon the closing of the acquisition of Career Mosaic, except that Robert M. Montgomery agreed to defer the accelerated vesting of his options to purchase 376,667 shares granted under the plan until the times previously specified in this option agreements. For options granted after April 15, 2000 under the plan, the following acceleration provision will apply. Upon a participant's death or disability, all of his outstanding awards will become fully vested and exercisable. Unless otherwise provided in an award agreement, in the event of a change in control, all outstanding awards will become fully vested and exercisable unless, in the opinion of our accountants, such acceleration would preclude the use of pooling of interest accounting treatment for a change in control transaction that would otherwise qualify for such accounting treatment and is contingent upon qualifying for such accounting treatment. In addition, the committee may in its discretion declare all awards to be fully vested and exercisable at any time. The committee may discriminate among participants or among awards in exercising such discretion.

         Termination and Amendment. The committee may at any time amend or terminate the plan without shareholder approval; but it may condition any amendment on the approval of our shareholders if such approval is necessary or advisable under tax, securities or other applicable laws, policies or regulations. The committee may amend or terminate any outstanding award without approval of the participant, but such amendment or termination may not, without the participant's consent, reduce or diminish the value of the award determined as if it had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

CERTAIN FEDERAL INCOME TAX EFFECTS

         The following discussion is a summary of the federal income tax provisions relating to the grant and exercise of awards under the plan and the subsequent sale of common stock acquired under the plan. The tax effect of exercising awards may vary depending upon the particular circumstances, and the income tax laws and regulations change frequently.

         Nonqualified Stock Options. There will be no federal income tax consequences to a participant or to HeadHunter.NET upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, however, he will realize ordinary income in an amount equal to the excess of the fair market value of the option shares that he receives upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding deduction, subject to certain limitations under Section 162(m) of the Internal Revenue Code. Any gain that a participant realized when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long he held the shares.

         Incentive Stock Options. There typically will be no federal income tax consequences to a participant or to the Company upon the grant or exercise of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted or one year after the exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he will realize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Internal Revenue Code Section 162(m).

         While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the participant's alternative minimum tax income.

         Stock Appreciation Rights. The participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of common stock received will be ordinary income, and the Company will be allowed a federal income tax deduction equal to such amount, subject to certain limitations under Internal Revenue Code Section 162(m).

         Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock as of that date, less any amount he paid for the stock, and the Company will be allowed a corresponding tax deduction at that time, subject to certain limitations under Internal Revenue Code Section 162(m).

         If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days after the date of grant of the restricted stock, he will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount a participant paid for the stock, and the Company will be allowed a corresponding tax deduction at that time, subject to certain limitations under Internal Revenue Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, he will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

         Performance Shares. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time performance shares are granted. When the participant receives payment under the performance shares, the amount of cash and fair market value of any shares of stock received will be ordinary income to the participant, and the Company will be allowed as corresponding tax deduction at that time, subject to certain limitations under Internal Revenue Code Section 162(m).

BENEFITS TO NAMED EXECUTIVE OFFICERS AND OTHERS

         As of April 26, 2001, awards had been granted or approved for grant under the plan to 343 persons, including the following persons and groups. Any future awards will be made at the discretion of the committee. Therefore, it is not presently possible to determine the benefits or amounts that will be received by such persons or groups pursuant to the plan in the future.

                                                                      1998 LONG-TERM INCENTIVE PLAN

                                                                                           NUMBER OF SHARES
                                                                  DOLLAR VALUE            UNDERLYING OPTIONS
                                                                  ------------            ------------------
  Robert M. Montgomery                                                 (1)                      477,267
  W. Craig Stamm                                                       (1)                      175,600
  Judith G. Hackett                                                    (1)                      165,600
  Mark W. Partin                                                       (1)                      111,000
  Jay M. Myer                                                          (1)                      225,600
  All Current Executive Officers as a Group                            (1)                    1,293,767
  All Current Directors who are not Executive Officers
    as a Group                                                         (1)                       93,400
  All Non-Executive Employees as a Group                               (1)                    1,676,200

---------------

     (1) The dollar value of the above options is dependent on the difference between the exercise price and the fair market value of the underlying shares on the date of exercise.

ADDITIONAL INFORMATION

         The closing price of the Company's common stock, as reported by the Nasdaq National Market on April 26, 2001 was $4.18.

         THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING ON THIS PROPOSAL WILL CONSTITUTE APPROVAL OF THE AMENDMENT TO THE PLAN.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                 FOR THE APPROVAL OF THE AMENDMENT TO THE PLAN.

                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

         HeadHunter.NET's consolidated financial statements for the year ended December 31, 2000 were audited by Arthur Andersen LLP, independent auditors.

         Audit Fees. The aggregate fees, including expenses reimbursed, billed by Arthur Andersen LLP for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries for fiscal year 2000, the reviews of the Company's quarterly financial statements during fiscal year 2000 and audit related services were $65,000.

         All Other Fees. The aggregate fees, including expenses reimbursed, billed by Arthur Andersen LLP for services rendered to the Company and its subsidiaries, other than the services described above, for fiscal year 2000 were $213,737. The Audit Committee has considered whether the provision of the non-audit services provided by Arthur Andersen LLP to the Company is compatible with maintaining Arthur Andersen LLP's independence.

         HeadHunter.NET's board of directors has selected Arthur Andersen LLP to conduct the annual audit of the financial statements of HeadHunter.NET for the fiscal year ending December 31, 2001. The ratification by the shareholders of the selection of Arthur Andersen LLP as independent auditors is not required by law or by the bylaws of HeadHunter.NET. The HeadHunter.NET board of directors, consistent with the practice of most publicly held corporations, is nevertheless submitting this selection to the shareholders. If this selection is not ratified at the annual meeting, the HeadHunter.NET board of directors intends to reconsider its selection of independent auditors for the fiscal year ending December 31, 2001.

         Representatives of Arthur Andersen LLP will be presented at the annual meeting with an opportunity to make statements, if they so desire, and to respond to appropriate questions with respect to that firm's audit of HeadHunter.NET's financial statements for the fiscal year ended December 31, 2001.

  RATIFICATION OF ARTHUR ANDERSEN LLP REQUIRES THAT THE VOTES CAST IN FAVOR OF
      RATIFICATION EXCEED THE VOTES CAST AGAINST RATIFICATION AT THE ANNUAL
                      MEETING AT WHICH A QUORUM IS PRESENT.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2001.

                SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         Proposals of HeadHunter.NET shareholders intended to be presented at the 2002 HeadHunter.NET annual meeting must be received by HeadHunter.NET at its principal executive offices no later than January 7, 2002, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting. These proposals must comply with the requirements as to form and substance established by the Securities and Exchange Commission and the procedural requirements in the Company's bylaws in order to be included in the proxy statement. A shareholder who wishes to make a proposal at the 2002 annual meeting without including the proposal in HeadHunter.NET's proxy statement and form of proxy relating to that meeting must deliver such proposal to the Secretary of HeadHunter.NET at HeadHunter.NET's principal executive offices by March 23, 2002. If the shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the HeadHunter.NET board of directors for the 2002 annual meeting may exercise discretionary voting power regarding any such proposal.

                                   ADDITIONAL

PROXY SOLICITATION COSTS

         In addition to solicitation by mail, the directors, officers and employees of HeadHunter.NET may solicit proxies from HeadHunter.NET shareholders by telephone, facsimile, e-mail or in person. HeadHunter.NET has retained Corporate Communications to aid in the solicitation of proxies. These services are included in HeadHunter.NET's monthly retainer currently being paid to Corporate Communications and are estimated to be approximately $3,500. HeadHunter.NET will reimburse Corporate Communications' out-of-pocket expenses in connection with proxy solicitation. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward proxy materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending the proxy materials to beneficial owners.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of the copies of reports furnished to the Company, or written representations that annual forms (Form 5) were required in order to report the grant of stock options only. The Company believes that during 2000, all filing requirements of its officers, directors and 10% or greater shareholders for reporting to the Securities and Exchange Commission their ownership and changes in ownership of Common Stock (as required pursuant to Section 16(a) of the Securities Exchange Act of 1934) were complied with.

                                                                         ANNEX A


                              HEADHUNTER.NET, INC.

                    1998 LONG-TERM INCENTIVE PLAN, AS AMENDED

                                TABLE OF CONTENTS

1.    PURPOSE............................................................................................3
2.    EFFECTIVE DATE.....................................................................................3
3.    DEFINITIONS........................................................................................3
4.    ADMINISTRATION.....................................................................................7
   4.1. Committee........................................................................................7
   4.2. Action By The Committee..........................................................................8
   4.3. Authority Of Committee...........................................................................8
   4.4. Decisions Binding................................................................................9
5.    SHARES SUBJECT TO THE PLAN.........................................................................9
   5.1. Number Of Shares.................................................................................9
   5.2. Lapsed Awards....................................................................................9
   5.3. Stock Distributed................................................................................9
   5.4. Limitation On Number Of Shares Subject To Awards.................................................9
6.    ELIGIBILITY.......................................................................................10
7.    STOCK OPTIONS.....................................................................................10
   7.1. General.........................................................................................10
   7.2. Incentive Stock Options.........................................................................10
8.    STOCK APPRECIATION RIGHTS.........................................................................12
9.    PERFORMANCE SHARES................................................................................13
   9.1. Grant Of Performance Shares.....................................................................13
   9.2. Right To Payment................................................................................13
   9.3. Other Terms.....................................................................................13
10.   RESTRICTED STOCK AWARDS...........................................................................13
   10.1. Grant Of Restricted Stock......................................................................13
   10.2. Issuance And Restrictions......................................................................13
   10.3. Forfeiture.....................................................................................13
   10.4. Certificates For Restricted Stock..............................................................14
11.   DIVIDEND EQUIVALENTS..............................................................................14
12.   OTHER STOCK-BASED AWARDS..........................................................................14
13.   PROVISIONS APPLICABLE TO AWARDS...................................................................14
   13.1. Stand-Alone, Tandem, And Substitute Awards.....................................................14
   13.2. Exchange Provisions............................................................................15
   13.3. Term Of Award..................................................................................15
   13.4. Form Of Payment For Awards.....................................................................15
   13.5. Limits On Transfer.............................................................................15
   13.6. Beneficiaries..................................................................................15
   13.7. Stock Certificates.............................................................................16
   13.8. Acceleration Upon Death Or Disability..........................................................16
   13.9. Acceleration Upon A Change In Control..........................................................16
   13.10. Acceleration Upon Certain Events Not Constituting A Change In Control.........................16
   13.11. Acceleration For Any Other Reason.............................................................17
   13.12. Effect Of Acceleration........................................................................17
   13.13. Performance Goals.............................................................................17

   13.14. Termination Of Employment.....................................................................17
   13.15. Repurchase....................................................................................18
14.   CHANGES IN CAPITAL STRUCTURE......................................................................18
15.   AMENDMENT, MODIFICATION AND TERMINATION...........................................................19
   15.1. Amendment, Modification And Termination........................................................19
   15.2. Awards Previously Granted......................................................................19
16.   GENERAL PROVISIONS................................................................................19
   16.1. No Rights To Awards............................................................................19
   16.2. No Shareholder Rights..........................................................................19
   16.3. Withholding....................................................................................19
   16.4. No Right To Continued Service..................................................................20
   16.5. Unfunded Status Of Awards......................................................................20
   16.6. Indemnification................................................................................20
   16.7. Relationship To Other Benefits.................................................................20
   16.8. Expenses.......................................................................................20
   16.9. Titles And Headings............................................................................20
   16.10. Gender And Number.............................................................................21
   16.11. Fractional Shares.............................................................................21
   16.12. Government And Other Regulations..............................................................21
   16.13. Governing Law.................................................................................21
   16.14. Additional Provisions.........................................................................21
   16.15. Code Section 162(M)...........................................................................21

                              HEADHUNTER.NET, INC.
                          1998 LONG-TERM INCENTIVE PLAN
                       (AS AMENDED THROUGH APRIL 29, 1999)

1.       PURPOSE

         The purpose of the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan (the "PLAN") is to promote the success, and enhance the value, of HeadHunter.NET, Inc. (the "CORPORATION"), by linking the personal interests of its employees, officers and directors to those of Corporation shareholders and by providing such persons with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of persons upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers. From and after the date, if any, upon which the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market, non-employee directors and consultants of the Company will also be eligible to receive Awards under the Plan.

2.       EFFECTIVE DATE

         The Plan shall be effective as of the date upon which it shall be approved by the Board. However, the Plan shall be submitted to the shareholders of the Company for approval within 12 months of the Board's approval thereof. No Incentive Stock Options granted under the Plan may be exercised prior to approval of the Plan by the shareholders and if the shareholders fail to approve the Plan within 12 months of the Board's approval thereof, any Incentive Stock Options previously granted hereunder shall be automatically converted to Non-Qualified Stock Options without any further act. In the discretion of the Committee, Awards may be made to Covered Employees which are intended to constitute qualified performance-based compensation under Code Section 162(m). Any such Awards shall be contingent upon the shareholders having approved the Plan.

3.       DEFINITIONS

         When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in
Section 1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

                  (a) "AWARD" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Dividend Equivalent Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

                  (b) "AWARD AGREEMENT" means any written agreement, contract, or other instrument or document evidencing an Award.

                  (c)      "BOARD" means the Board of Directors of the Company.

                  (d) "CHANGE IN CONTROL" means and includes each of the following:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act) (a "PERSON") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 25% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that for purposes of this subsection (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by a Person who is on the Effective Date the beneficial owner of 25% or more of the Outstanding Company Voting Securities, (ii) any acquisition directly from the Company, including without limitation a public offering of securities, (iii) any acquisition by the Company, (iv) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition; or

                           (2) Individuals who, as of the Effective Date, constitute the Board (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a "BUSINESS COMBINATION"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Company resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of the combined voting power of the then outstanding voting securities of the Company resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the Company resulting from such Business Combination were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso to subsection
                  (2) of this definition at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

                           (e) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                           (f) "COMMITTEE" means the committee of the Board described in Section 4.

                           (g) "CORPORATION" means HeadHunter.NET, Inc., a Georgia corporation.

                           (h) "COVERED EMPLOYEE" means a covered employee as defined in Code Section 162(m)(3), provided that no employee shall be a Covered Employee until the deduction limitations of Section 162(m) are applicable to the Company and any reliance period under Section 162(m) has expired, as described in Section 16.15.

                           (i) "DISABILITY" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition.

                           (j) "DIVIDEND EQUIVALENT" means a right granted to a Participant under Section 11.

                           (k) "EFFECTIVE DATE" has the meaning assigned such term in Section 2.

                           (l) "FAIR MARKET VALUE," on any date, means (i) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market or otherwise publicly quoted or traded, Fair Market Value will be determined by such method as the Committee determines in good faith to be reasonable;
                  (ii) if the Stock is listed on a securities exchange or is traded over the Nasdaq National Market, the closing sales price on such exchange or the last reported sale price over such system on such date or, in the absence of reported sales on such date, the closing sales price or last sale price, as applicable on the immediately preceding date on which sales were reported; or (iii) if the Stock is not listed on a securities exchange or traded over the Nasdaq National Market, the mean between the bid and offered prices as quoted by Nasdaq or, if not quoted on Nasdaq, other recognized quotations service selected by the Committee in good faith for such date, provided that if it is determined that the fair market value is not properly reflected by such Nasdaq quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

                           (m) "INCENTIVE STOCK OPTION" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

                           (n) "NON-QUALIFIED STOCK OPTION" means an Option that is not an Incentive Stock Option.

                           (o)      "OPTION" means a right granted to a
                  Participant under Section 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

                           (p) "OTHER STOCK-BASED AWARD" means a right, granted to a Participant under Section 12, that relates to or is valued by reference to Stock or other Awards relating to Stock.

                           (q) "PARENT" means a corporation which owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company. For Incentive Stock Options, the term shall have the same meaning as set forth in Code
                  Section 424(e).

                           (r) "PARTICIPANT" means an eligible person who has been granted an Award under the Plan.

                           (s) "PERFORMANCE SHARE" means a right granted to a Participant under Section 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

                           (t) "PLAN" means the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan, as amended from time to time.

                           (u) "RESTRICTED STOCK AWARD" means Stock granted to a Participant under Section 10 that is subject to certain restrictions and to risk of forfeiture.

                           (v)      "RETIREMENT" means a Participant's
                  termination of employment with the Company, Parent or Subsidiary after attaining any normal or early retirement age specified in any pension, profit sharing or other retirement program sponsored by the Company, or, in the event of the inapplicability thereof with respect to the person in question, as determined by the Committee in its judgment.

                           (w) "STOCK" means the $.01 par value Common Stock of the Company and such other securities of the Company as may be substituted for Stock pursuant to Section 14.

                           (x) "STOCK APPRECIATION RIGHT" or "SAR" means a right granted to a Participant under Section 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to
                  Section 8.

                           (y) "SUBSIDIARY" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

                           (z) "1933 ACT" means the Securities Act of 1933, as amended from time to time.

                           (aa) "1934 ACT" means the Securities Exchange Act of 1934, as amended from time to time.

4.       ADMINISTRATION

         4.1.     COMMITTEE

         The Plan shall be administered by a committee (the "COMMITTEE") appointed by the Board (which Committee shall consist of two or more directors) or, at the discretion of the Board from time to time, the Plan may be administered by the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code
Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

         4.2.     ACTION BY THE COMMITTEE

         For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present and acts approved unanimously in writing by the members of the Committee in lieu of a meeting shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

         4.3.     AUTHORITY OF COMMITTEE

         The Committee has the exclusive power, authority and discretion to:

                  (a)      Designate Participants;

                  (b) Determine the type or types of Awards to be granted to each Participant;

                  (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

                  (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

                  (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

                  (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (h) Decide all other matters that must be determined in connection with an Award;

                  (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

                  (j) Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan; and

                  (k) Amend the Plan or any Award Agreement as provided herein.

         4.4.     DECISIONS BINDING

         The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

5.       SHARES SUBJECT TO THE PLAN

         5.1.     NUMBER OF SHARES

         Subject to adjustment as provided in Section 14, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Share Award) shall be 1,000,000, of which not more than 10% may be granted as Restricted Stock Awards.

         5.2.     LAPSED AWARDS

         To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

         5.3.     STOCK DISTRIBUTED

         Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

         5.4.     LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS

         Notwithstanding any provision in the Plan to the contrary, the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 1,000,000. The maximum fair market value of any Awards (other than Options and SARs) that may be received by a Covered Employee (less any consideration paid by the

Participant for such Award) during any one calendar year under the Plan shall be $5,000,000.

6.       ELIGIBILITY

         Awards may be granted only to individuals who are employees or officers of the Company or a Parent or Subsidiary; provided, however, that from and after the date, if any, upon which the Stock shall be traded on a national securities exchange or on the Nasdaq National Market, non-employee directors and consultants of the Company will also be eligible to receive Awards under the Plan.

7.       STOCK OPTIONS

         7.1.     GENERAL

         The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee.

                  (b) TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon such factors as the Committee may determine in its sole discretion so that the Option becomes exerciseable at an earlier date.

                  (c) PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided, however, that if shares of Stock are used to pay the exercise price of an Option, such shares must have been held by the Participant for at least six months.

                  (d) EVIDENCE OF GRANT. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

         7.2.     INCENTIVE STOCK OPTIONS

         The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

                  (a) EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the date of the grant.

                  (b) EXERCISE. In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

                  (c) LAPSE OF OPTION. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (3), (4) and (5) below, provide in writing that the Option will extend until a later date, but if Option is exercised after the dates specified in paragraphs (3), (4) and (5) above, it will automatically become a Non-Qualified Stock Option:

                           (1) The Incentive Stock Option shall lapse as of the option expiration date set forth in the Award Agreement.

                           (2) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

                           (3) If the Participant terminates employment for any reason other than as provided in paragraph (4) or (5) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the Participant's employment is terminated by the Company for cause or by the Participant without the consent of the Company, the Incentive Stock Option shall (to the extent not previously exercised) lapse immediately.

                           (4) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

                           (5) If the Participant dies while employed, or during the three-month period described in paragraph (3) or during the one-year period described in paragraph (4) and before the Option otherwise lapses, the Option shall lapse one year after the Participant's death. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 13.6.

                  Unless the exercisability of the Incentive Stock Option is accelerated as provided in Section 13, if a Participant exercises an Option after termination of employment, the Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

                  (d) INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00.

                  (e) TEN PERCENT OWNERS. No Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the exercise price per share of such Option is at least 110% of the Fair Market Value per share of Stock at the date of grant and the Option expires no later than five years after the date of grant.

                  (f) EXPIRATION OF INCENTIVE STOCK OPTIONS. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Effective Date.

                  (g) RIGHT TO EXERCISE. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

                  (h) DIRECTORS. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Parent or Subsidiary but only in that individual's position as an employee and not as a director.

8.       STOCK APPRECIATION RIGHTS

         The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                  (a) RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                           (1) The Fair Market Value of one share of Stock on the date of exercise; over

                           (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the date of grant in the case of any SAR related to an Incentive Stock Option.

                  (b) OTHER TERMS. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the

         Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

9.       PERFORMANCE SHARES

         9.1.     GRANT OF PERFORMANCE SHARES

         The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All Awards of Performance Shares shall be evidenced by an Award Agreement.

         9.2.     RIGHT TO PAYMENT

         A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. The Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

         9.3.     OTHER TERMS

         Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

10.      RESTRICTED STOCK AWARDS

         10.1.    GRANT OF RESTRICTED STOCK

         The Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

         10.2.    ISSUANCE AND RESTRICTIONS

         Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

         10.3.    FORFEITURE

         Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

         10.4.    CERTIFICATES FOR RESTRICTED STOCK

         Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

11.      DIVIDEND EQUIVALENTS

         The Committee is authorized to grant Dividend Equivalents to Participants subject to such terms and conditions as may be selected by the Committee. Dividend Equivalents shall entitle the Participant to receive payments equal to dividends with respect to all or a portion of the number of shares of Stock subject to an Award, as determined by the Committee. The Committee may provide that Dividend Equivalents be paid or distributed when accrued or be deemed to have been reinvested in additional shares of Stock, or otherwise reinvested.

12.      OTHER STOCK-BASED AWARDS

         The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Parents or Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

13.      PROVISIONS APPLICABLE TO AWARDS

         13.1.    STAND-ALONE, TANDEM, AND SUBSTITUTE AWARDS

         Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan. If an Award is granted in substitution for another Award, the Committee may require the surrender of such other Award in consideration of the grant of the new Award. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

         13.2.    EXCHANGE PROVISIONS

         The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 14), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

         13.3.    TERM OF AWARD

         The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant (or, if Section 7.2(e) applies, five years from the date of its grant).

         13.4.    FORM OF PAYMENT FOR AWARDS

         Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Parent or Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

         13.5.    LIMITS ON TRANSFER

         No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable Awards.

         13.6.    BENEFICIARIES

         Notwithstanding Section 13.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

         13.7.    STOCK CERTIFICATES

         All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.


         13.8. ACCELERATION UPON DEATH OR DISABILITY Notwithstanding any other provision in the Plan or any Participant's Award Agreement to the contrary, upon the Participant's death or Disability during his employment or service as a director or consultant, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse. Any Option or Stock Appreciation Rights Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.9.    ACCELERATION UPON A CHANGE IN CONTROL

         Except as otherwise provided in the Award Agreement, upon the occurrence of a Change in Control, all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.10. ACCELERATION UPON CERTAIN EVENTS NOT CONSTITUTING A CHANGE IN CONTROL

         In the event of the occurrence of any circumstance, transaction or event not constituting a Change in Control (as defined in Section 3) but which the Board of Directors deems to be, or to be reasonably likely to lead to, an effective change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the 1934 Act, the Committee may in its sole discretion declare all outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised to be fully exercisable, and/or all restrictions on all outstanding

Awards to have lapsed, in each case, as of such date as the Committee may, in its sole discretion, declare, which may be on or before the consummation of such transaction or event. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

         13.11.   ACCELERATION FOR ANY OTHER REASON

         Regardless of whether an event has occurred as described in Sections
13.9 or 13.10 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this Section 13.11.

         13.12.   EFFECT OF ACCELERATION If an Award is accelerated under
Section 13.9 or 13.10, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time after such acceleration to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction giving rise to the acceleration or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

         13.13. PERFORMANCE GOALS The Committee may (but need not) determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company or a Parent or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's, Parent's or Subsidiary's stock price, (c) the achievement by a business unit of the Company, Parent or Subsidiary of a specified target, or target growth in, net income or earnings per share, or (d) any combination of the goals set forth in (a) through (c) above. If an Award is made on such basis, the Committee has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder). Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

         13.14.   TERMINATION OF EMPLOYMENT

         Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the

Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its Parents or Subsidiaries, transfers from a Parent or Subsidiary to the Company, or transfers from one Parent or Subsidiary to another Parent or Subsidiary.

         13.15.   REPURCHASE

         The provisions of this Section 13.15 shall apply only until such time, if any, as the Company's common stock shall be traded on a national securities exchange or on the Nasdaq National Market. At any time subsequent to the termination of a Participant's employment by the Company (without regard to whether such termination is voluntary or involuntary, or for cause or otherwise), the Company may repurchase, and the Participant (and any transferee of Stock acquired pursuant to the Plan or any Awards granted hereunder) shall be obligated to sell, all shares of Stock acquired pursuant to the Plan or through exercise of any Award hereunder for a price equal to the Fair Market Value of such Stock on the date of such repurchase. To exercise its right to repurchase Stock hereunder, the Company shall give written notice to the Participant of (i) its election to repurchase the Stock, (ii) the Fair Market Value of the Stock to be repurchased, and (iii) the closing date for the repurchase, which shall be not later than 60 days after the date of the notice required hereunder. In the case of any repurchase by the Company of Stock under this Section 13.15, at the option of the Company, the Company may pay the purchase price to the Participant (or transferee of the Stock) in four or fewer equal annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-fourth of the total purchase price each year, plus interest on the unpaid balance, with the first installment being made on the closing date of the purchase.

14.      CHANGES IN CAPITAL STRUCTURE

         In the event a stock dividend is declared upon the Stock, the number of shares of Stock subject to grant pursuant to this Plan shall be increased proportionately and the number of shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, stock split-up, combination of shares, merger or consolidation, there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award. In the event the Stock shall be changed into or exchanged for cash or other property not consisting of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, merger or consolidation, the Committee may, in its sole discretion, provide (i) that the Award will expire after a designated period of time to the extent not then exercised, (ii) that the Award will be settled in cash rather than Stock, (iii) that the Award will be assumed by another party to the transaction or otherwise be equitably converted in connection with such transaction, or (iv) any combination of the foregoing. The Committee's determination need not be uniform and may be different for different Participants whether or not such Participants are similarly situated.

15.      AMENDMENT, MODIFICATION AND TERMINATION

         15.1.    AMENDMENT, MODIFICATION AND TERMINATION

         The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board or Committee may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

         15.2.    AWARDS PREVIOUSLY GRANTED

         At any time and from time to time, the Committee may amend, modify or terminate any outstanding Award without approval of the Participant; provided, however, that such amendment, modification or termination shall not, without the Participant's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

16.      GENERAL PROVISIONS

         16.1.    NO RIGHTS TO AWARDS

         No Participant or any eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

         16.2.    NO SHAREHOLDER RIGHTS

         No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

         16.3.    WITHHOLDING

         The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

         16.4.    NO RIGHT TO CONTINUED SERVICE

         Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment or status as an officer, director or consultant at any time, nor confer upon any Participant any right to continue as an employee, officer, director or consultant of the Company or any Parent or Subsidiary.

         16.5.    UNFUNDED STATUS OF AWARDS

         The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Parent or Subsidiary.

         16.6.    INDEMNIFICATION

         To the extent allowable under applicable law, each member of the Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

         16.7.    RELATIONSHIP TO OTHER BENEFITS

         No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

         16.8.    EXPENSES

         The expenses of administering the Plan shall be borne by the Company and its Parents or Subsidiaries.

         16.9.    TITLES AND HEADINGS

         The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

         16.10.   GENDER AND NUMBER

         Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         16.11.   FRACTIONAL SHARES

         No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

         16.12.   GOVERNMENT AND OTHER REGULATIONS

         The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

         16.13.   GOVERNING LAW

         To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Georgia.

         16.14.   ADDITIONAL PROVISIONS

         Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

         16.15.   CODE SECTION 162(M)

         The deduction limits of Code Section 162(m) and the regulation thereunder do not apply to the Company until such time, if any, as any class of the Company's common equity securities is registered under Section 12 of the 1934 Act or the Company otherwise meets the definition of a "publicly held corporation" under Treasury Regulation 1.162-27(c) or any successor provision. Upon becoming a publicly held corporation, the deduction limits of Code Section 162(m) and the regulations thereunder shall not apply to compensation payable under this Plan until the expiration of the reliance period described in Treasury Regulation 1.162-27(f) or any successor regulation.

         The foregoing is hereby acknowledged as being the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan as adopted by the Board of Directors of the Company on July 15, 1998 and amended through April 29, 1999.


                                        HeadHunter.NET, Inc.


                                        By:  /s/
                                           ------------------------------------

                             AMENDMENT NO. 2 TO THE
               HEADHUNTER.NET, INC. 1998 LONG-TERM INCENTIVE PLAN


         This Amendment No. 2 ("Amendment") to the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan (the "Plan") is made and executed this 6th day of June, 2000, to be effective as of the date hereof.

         WHEREAS, the Board of Directors of HeadHunter.NET, Inc. (the "Company") has deemed it to be in the best interests of the Company and its shareholders to effect certain amendments to the Plan pursuant to Section 15.1 of the Plan, which amendments do not require shareholder approval;

         NOW, THEREFORE, in accordance with Section 15.1 of the Plan, the Plan is hereby amended as follows:

         1. AUTHORIZED SHARES. The number "1,000,000" in the first sentence of Section 5.1 of the Plan is hereby deleted and replaced with the number "4,000,000."

         2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the Plan shall be restated, as amended hereby, in its entirety.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first above written.

                                   HEADHUNTER.NET, INC.


                                   By:      /s/
                                      -----------------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                              ---------------------------------

                             AMENDMENT NO. 3 TO THE
               HEADHUNTER.NET, INC. 1998 LONG-TERM INCENTIVE PLAN


         This Amendment No. 3 ("Amendment") to the HeadHunter.NET, Inc. 1998 Long-Term Incentive Plan (the "Plan") is made and executed this ___ day of _______, 2001, to be effective as of the date hereof.

         WHEREAS, the Board of Directors of HeadHunter.NET, Inc. (the "Company") has deemed it to be in the best interests of the Company and its shareholders to effect certain amendments to the Plan pursuant to Section 15.1 of the Plan, which amendments do not require shareholder approval;

         NOW, THEREFORE, in accordance with Section 15.1 of the Plan, the Plan is hereby amended as follows:

         1. AUTHORIZED SHARES. The number "4,000,000" in the first sentence of Section 5.1 of the Plan is hereby deleted and replaced with the number "4,400,000."

         2. EFFECT OF AMENDMENT. As modified hereby, the provisions of the Plan, as heretofore amended, shall remain in full force and effect, and the Plan shall be restated, as amended hereby, in its entirety.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first above written.

                                   By:      /s/
                                      -----------------------------------------
                                      Name:
                                             ----------------------------------
                                      Title:
                                              ---------------------------------

                                                                         ANNEX B


                                 HEADHUNTER.NET

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                             EFFECTIVE MAY 19, 2000


                                    ARTICLE I

                                     PURPOSE

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         - Monitor the integrity of the Company's financial reporting process and system of internal controls regarding finance, accounting and legal compliance.

         - Monitor the independence and performance of the Company's independent auditors.

         - Provide an avenue of communication among the independent auditors, management and the Board of Directors.

         - Review areas of potential significant financial risk to the Company.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.

                                   ARTICLE II

                    AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall be comprised of at least three directors as determined by the Board, each of whom shall be independent and free from any relationship which, in the opinion of the Board, would interfere with the exercise of his of her independent judgement in carrying out the responsibilities of a director and an Audit Committee member. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

The Committee shall meet at least two times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with the independent auditors to discuss any matters that the Committee or the independent auditors believe should be discussed. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.



                                   ARTICLE III

                   AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

                                REVIEW PROCEDURES

Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

Review with financial management and the independent auditors the Company's quarterly financial statements prior to the release of earnings and/or the filing of the Company's quarterly report on form 10-Q. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

                              INDEPENDENT AUDITORS

The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommended to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

Approve the fees and other significant compensation to be paid to the independent auditors.

On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. The independent auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No.1.

Review the independent auditors' engagement letter discuss scope, staffing, locations, reliance upon management and general audit approach.

Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

Consider the independent auditor's judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.


                                LEGAL COMPLIANCE

On at least an annual basis, review with Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.


                     OTHER AUDIT COMMITTEE RESPONSIBILITIES

Annually prepare a report to shareholders are required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                         PROXY FOR HEADHUNTER.NET, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                ATLANTA, GEORGIA

         The undersigned shareholder of HeadHunter.NET, Inc. (the "Company"), hereby constitutes and appoints Robert M. Montgomery, Jr. and W. Craig Stamm, or either one of them, each with full power of substitution, to vote the number of shares of Company common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the offices of Alston & Bird LLP, One Atlantic Center, 1201 West Peachtree Street, Atlanta, Georgia on Thursday, June 21, 2001, at 10:00 a.m. local time, or at any adjournments thereof (the "Meeting"), upon the proposals described in the Notice of Annual Meeting of Shareholders and Proxy Statement, both dated May 7, 2001, the receipt of which is acknowledged, in the manner specified below. The proxies, in their discretion, are further authorized to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve and are further authorized to vote on matters properly brought before the Meeting or any adjournment thereof, of which the Board of Directors did not have notice on or before May 6, 2001. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.

         1. ELECTION OF DIRECTORS: To elect each of William H. Scott, III and Burton B. Goldstein, Jr., to serve as a Class III director until the 2004 Annual Meeting of Shareholders of the Company and until his successor is elected and qualified:

                   [ ] FOR            [ ] WITHHOLD AUTHORITY


         To withhold authority for any individual nominee, write the name of the nominee in the space provided:

                     --------------------------------------


         2. AMENDMENT OF LONG-TERM INCENTIVE PLAN: To approve the amendment of the Company's 1998 Long-Term Incentive Plan to increase the number of shares of Common Stock available for award by 400,000 shares.

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN

         3. RATIFICATION OF AUDITORS: To ratify the selection of Arthur Andersen LLP to serve as the independent auditors of the Company for the fiscal year ending December 31, 2001:

                   [ ] FOR    [ ] AGAINST    [ ] ABSTAIN


                  (continued and to be signed on the next page)

                         (continued from previous page)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF OF WHICH THE COMPANY DID NOT HAVE NOTICE ON OR BEFORE MAY 6, 2001.

                           Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each shareholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                           -----------------------------------------------------
                           Signature of Shareholder


                           -----------------------------------------------------
                           Signature of Shareholder (if held jointly)

                           Dated:                                         , 2001
                                 -----------------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF HEADHUNTER.NET, INC. AND MAY BE REVOKED BY THE
                       SHAREHOLDER PRIOR TO ITS EXERCISE.